*     *     *     *     *

                       AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (A DELAWARE CORPORATION)

                     *     *     *     *     *


                         TABLE OF CONTENTS

                       AMENDED AND RESTATED
                        CORPORATE BYLAWS OF
                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware corporation)



SECTION        SUBJECT MATTER                          PAGE


                       AMENDED AND RESTATED
                         CORPORATE BYLAWS

                                OF

                    PILGRIM'S PRIDE CORPORATION
                     (a Delaware Corporation)



                             ARTICLE

                     NAME AND OFFICESARTICLE 1    NAME AND OFFICES

     .    NAME1.1   NAME.   The  name of the Corporation is PILGRIM'S PRIDE

CORPORATION, hereinafter referred to as the "Corporation."

     .    REGISTERED OFFICE AND AGENT1.2     REGISTERED  OFFICE  AND AGENT.

The  Corporation  shall  establish,  designate and continuously maintain  a registered  office  and agent in the State  of  Delaware,  subject  to  the following provisions:

          () REGISTERED OFFICE(A) REGISTERED OFFICE. The Corporation shall establish and continuously maintain in the State of Delaware a registered office which may be, but need not be, the same as its place of business.

          () REGISTERED AGENT(B) REGISTERED AGENT. The Corporation shall designate and continuously maintain in the State of Delaware a registered agent, which agent may be either an individual resident of the State of Delaware whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Delaware, having a business office identical with such registered office.

          () CHANGE OF REGISTERED OFFICE OR AGENT(C) CHANGE OF REGISTERED OFFICE OR AGENT. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Delaware of a statement setting forth the facts required by law, and executed for the Corporation by its President, a Vice President or other duly authorized officer.


 .    OTHER OFFICES1.3    OTHER  OFFICES.   The Corporation  may  also  have

offices at such other places within and without  the  State  of Delaware as the  Board  of Directors may, from time to time, determine the business  of the Corporation may require.

                             ARTICLE

                       STOCKHOLDERSARTICLE 2 STOCKHOLDERS

     .    PLACE OF MEETINGS2.1     PLACE  OF MEETINGS.  Each meeting of the

stockholders of the Corporation is to be held  at  the principal offices of the Corporation or at such other place, either within  or without the State of Delaware, as may be specified in the notice of the meeting  or in a duly executed waiver of notice thereof.

     .    ANNUAL MEETINGS2.2  ANNUAL MEETINGS.  The annual meeting  of  the stockholders  for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held within one hundred twenty  (120)  days  after  the close of the fiscal year of the

Corporation on a day during such period to  be  selected  by  the  Board of

Directors;  provided,  however, that the failure to hold the annual meeting within the designated period  of  time  or on the designated date shall not work a forfeiture or dissolution of the Corporation.

     .    SPECIAL MEETINGS2.3 SPECIAL MEETINGS.   Special  meetings  of the

stockholders,  for  any purpose or purposes, may be called by the Board  of

Directors, Chairman of  the  Board,  Vice  Chairman  of  the  Board,  Chief

Executive  Officer  or  President.   The  notice of a special meeting shall

state the purpose or purposes of the proposed  meeting  and the business to be  transacted at any such special meeting of stockholders,  and  shall  be limited to the purposes stated in the notice therefor.

     .  NOTICE2.4 NOTICE.  Written or printed notice of the meeting stating the place,  day  and  hour  of  the  meeting,  and in the case of a special meeting, the purpose or purposes for which the meeting  is called, shall be delivered not less than ten (10) nor more than sixty (60)  days  before the date  of  the meeting, either personally or by mail, by or at the direction of the Board  of  Directors,  Chairman  of  the Board, Vice Chairman of the

Board,  Chief  Executive  Officer,  President,  or   Secretary,   to   each

stockholder  of  record  entitled  to vote at such meeting as determined in

accordance with the provisions of Section  2.10  hereof.   If  mailed, such

notice shall be deemed to be delivered when deposited in the United  States

Mail,  with  postage thereon prepaid, addressed to the stockholder entitled thereto at his  address  as  it  appears on the stock transfer books of the

Corporation.

     . VOTING LIST.5 VOTING LIST.   The  officer or agent having charge and

custody of the stock transfer books of the  Corporation,  shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number  of shares

having voting privileges registered in the name of each stockholder.   Such

list  shall  be open to the examination of any stockholder, for any purpose germane to the  meeting, during ordinary business hours for a period of not less than ten (10)  days  prior  to  such  meeting  either at the principal office of the Corporation or at a place within the city  where  the meeting is to be held, which place shall be specified in the notice of the meeting,

or,  if  not  so  specified, at the place where the meeting is to be  held.

Such list shall also be produced and kept open at the time and place of the meeting and shall be  subject  to  the inspection of any stockholder during the entire time of the meeting.  The  original  stock  ledger  or  transfer book,  or a duplicate thereof, shall be prima facie evidence as to identity of the stockholders  entitled  to  examine  such  list  or  stock ledger or

transfer  book  and  to vote at any such meeting of the stockholders.   The

failure to comply with  the  requirements  of this Section shall not affect the validity of any action taken at said meeting.

     .    QUORUM2.6 QUORUM.  The holders of a majority of the shares of the capital  stock  issued  and  outstanding  and  entitled  to  vote  thereat,

represented in person or by proxy, shall be requisite  and shall constitute a  quorum  at  all  meetings  of  the  stockholders for the transaction  of business  except  as  otherwise provided by  statute,  the  Certificate  of

Incorporation or these  Bylaws.   If,  however,  such  quorum  shall not be

present  or  represented  at  any  such  meeting  of the stockholders,  the stockholders entitled to vote thereat, present in person, or represented by proxy,  shall have the power to adjourn the meeting,  from  time  to  time,

without notice other than announcement at the meeting, until a quorum shall

be present  or  represented.   At such reconvened meeting at which a quorum

shall be present or represented, any business may be transacted which might

have  been  transacted  at the meeting  as  originally  notified.   If  the

adjournment is for more than  thirty (30) days, or if after the adjournment a new record date is fixed for  the  reconvened  meeting,  a notice of said meeting  shall  be  given  to  each  stockholder entitled to vote  at  said meeting.

     .    REQUISITE VOTE2.7   REQUISITE  VOTE.   If  a quorum is present at

any  meeting,  the  vote  of the holders of a majority of  the  outstanding shares  of  capital  stock  having  voting  power,  present  in  person  or represented by proxy, shall determine  any  question  brought  before  such meeting, unless the question is one upon which, by express provision of the

Certificate of Incorporation or of these Bylaws, a different vote shall  be required, in which case such express provision shall govern and control the determination of such question.

     .  WITHDRAWAL  OF  QUORUM2.8  WITHDRAWAL  OF  QUORUM.   If a quorum is

present  at  the  time  of  commencement  of  any meeting, the stockholders present at such duly convened meeting may continue to transact any business which  may  properly  come before said meeting until  adjournment  thereof,

notwithstanding the withdrawal  from  such meeting of sufficient holders of the shares of capital stock entitled to  vote  thereat to leave less than a quorum remaining.

     .    VOTING AT MEETING2.9     VOTING AT MEETING.   Voting  at meetings

of  stockholders  shall be conducted and exercised subject to the following procedures and regulations:

          () VOTING POWER(A) VOTING POWER. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each holder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, except to the extent otherwise specified by the Certificate of Incorporation or Certificate of Designations pertaining to a series of preferred stock.

          () EXERCISE OF VOTING POWER; PROXIES(B) EXERCISE OF VOTING POWER; PROXIES. Each stockholder entitled to vote at a meeting or to express consent or dissent to corporate action in writing without a meeting may vote either in person or authorize another person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid, voted or acted upon after the expiration of three (3) years from the date of execution of such written instrument of appointment, unless otherwise stated therein. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee; (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (c) a creditor of the Corporation who extended its credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under Section 218 of the General Corporation Law of Delaware, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

          ()   ELECTION  OF  DIRECTORS(C)   ELECTION  OF DIRECTORS.  In all
     elections of Directors cumulative voting shall be prohibited.

 .    RECORD DATE2.10     RECORD  DATE.   As more specifically  provided  in

Article 7, Section 7.7 hereof, the Board of  Directors may fix in advance a record date for the purpose of determining stockholders  entitled to notice of  or  to vote at a meeting of stockholders, which record date  shall  not precede the  date  upon  which  the  resolution  fixing  the record date is adopted by the Board of Directors, and which record date shall  not be less

than ten (10) nor more than sixty (60) days prior to such meeting.   In the

absence of any action by the Board of Directors fixing the record date, the record  date  for determining stockholders entitled to notice of or to vote at a meeting of  stockholders  shall be at the close of business on the day before the day on which notice of  the  meeting  is given, or, if notice is waived, at the close of business on the day before the meeting is held.

     . ACTION WITHOUT MEETINGS2.11 ACTION  WITHOUT  MEETINGS.   Any  action

permitted or required to be taken at a meeting  of  the stockholders of the

Corporation  may  be  taken  without a meeting, without prior  notice,  and without a vote, if a consent or  consents  in  writing,  setting  forth the action  so  taken,  shall  be  signed  by  the  holder  or  holders  of the outstanding  stock  having  not  less than the minimum number of votes that would be necessary to authorize or  take  such action at a meeting at which all  shares  entitled  to vote thereon were present  and  voted,  and  such written consent shall have  the same force and effect as the requisite vote

of the stockholders thereon.   Any  such  executed  written  consent, or an

executed  counterpart  thereof, shall be placed in the minute book  of  the

Corporation.  Every written  consent  shall  bear  the date of signature of each  stockholder  who  signs  the consent.  No written  consent  shall  be effective to take the action that  is  the  subject  of the consent unless,

within  sixty  (60)  days  after  the  date of the earliest  dated  consent delivered  to the Corporation in the manner  required  under  Section  2.12 hereof, a consent  or  consents signed by the holders of the minimum number of shares of the capital  stock issued and outstanding and entitled to vote on and approve the action that  is the subject of the consent are delivered

to  the  Corporation.   Prompt notice  of  the  taking  of  any  action  by

stockholders without a meeting by less than unanimous written consent shall be given to those stockholders  who  did  not  consent  in  writing  to the action.

     .    RECORD DATE FOR ACTION WITHOUT MEETINGS2.12  RECORD    DATE   FOR

ACTION  WITHOUT MEETINGS.  Unless a record date shall have previously  been fixed or  determined  by the Board of Directors as provided in Section 2.10 hereof, whenever action  by stockholders is proposed to be taken by consent in writing without a meeting  of  stockholders,  the Board of Directors may fix a record date for the purpose of determining stockholders  entitled  to consent  to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record  date  is  adopted by the Board of Directors.  If no record date has been fixed by the Board  of Directors and the prior action of the Board

of  Directors  is  not  required  by   statute   or   the   Certificate  of

Incorporation,  the  record  date for determining stockholders entitled  to consent to corporate action in writing without a meeting shall be the first date on which a signed written  consent  setting  forth the action taken or proposed to be taken is delivered to the Corporation  by  delivery  to  its registered  office, its principal place of business, or an officer or agent of the Corporation  having  custody  of  the  books in which proceedings of meetings of stockholders are recorded.  Delivery  shall  be  by  hand or by certified  or registered mail, return receipt requested.  Delivery  to  the

Corporation's  principal  place  of  business  shall  be  addressed  to the

Chairman  of  the  Board  of the Corporation.  If no record date shall have been fixed by the Board of  Directors  and  prior  action  of  the Board of

Directors   is  required  by  statute,  the  record  date  for  determining stockholders  entitled  to consent to corporate action in writing without a meeting shall be at the close  of business on the day on which the Board of

Directors adopts a resolution taking such prior action.

     . PREEMPTIVE RIGHTS2.13  PREEMPTIVE  RIGHTS.   No  holder of shares of

capital stock of the Corporation shall, as such holder, have  any  right to purchase  or  subscribe  for  any  capital  stock  of  any  class which the

Corporation may issue or sell, whether or not exchangeable for  any capital stock  of  the Corporation of any class or classes, whether issued  out  of unissued shares authorized by the Certificate of Incorporation, as amended,

or out of shares  of  capital stock of the Corporation acquired by it after the issue thereof; nor  shall  any holder of shares of capital stock of the

Corporation,  as  such holder, have  any  right  to  purchase,  acquire  or subscribe for any securities  which  the  Corporation  may  issue  or  sell whether or not convertible into or exchangeable for shares of capital stock of  the  Corporation  of  any class or classes, and whether or not any such securities have attached or  appurtenant thereto warrants, options or other instruments which entitle the  holders  thereof  to  purchase,  acquire  or subscribe for shares of capital stock of any class or classes.

                             ARTICLE

                            DIRECTORS3  DIRECTORS

     .    MANAGEMENT POWERS3.1     MANAGEMENT  POWERS.   The  powers of the

Corporation  shall  be  exercised  by  or  under the authority of, and  the business  and  affairs  of  the  Corporation shall  be  managed  under  the direction of its Board of Directors  which  may exercise all such powers of the  Corporation  and do all such lawful acts and  things  as  are  not  by statute, the Certificate  of  Incorporation  or  these  Bylaws  directed or required to be exercised or done by the stockholders.

     . NUMBER AND QUALIFICATION3.2 NUMBER AND QUALIFICATION.  The  Board of

Directors  shall  consist  of not less than one (1) member.  The number  of

Directors shall initially be  fixed by the incorporator and thereafter from time to time by the Board of Directors.  Directors need not be residents of the State of Delaware nor stockholders  of  the Corporation.  Each Director shall qualify as a Director following election  as  such by agreeing to act or acting in such capacity.  The number of Directors  shall  be  fixed, and may be increased or decreased, from time to time by resolution of the Board of Directors without the necessity of a written amendment to the Bylaws  of the  Corporation;  provided,  however, no decrease shall have the effect of shortening the term of any incumbent Director.

     .    ELECTION AND TERM3.3     ELECTION AND TERM.  Members of the Board

of Directors shall hold office until the annual meeting of the stockholders of the Corporation and until their  successors  shall have been elected and

qualified.   At  the  annual  meeting  of  stockholders,  the  stockholders entitled to vote in an election of Directors  shall elect Directors to hold office until the next succeeding annual meeting  of the stockholders.  Each

Director shall hold office for the term for which  he is elected, and until

his  successor  shall  be  elected  and  qualified  or  until   his  death,

resignation or removal, if earlier.

     .    VOTING ON DIRECTORS3.4   VOTING ON DIRECTORS.  Directors shall be

elected by the vote of the holders of a plurality of the shares entitled to vote in the election of Directors and represented in person or by  proxy at a meeting of stockholders at which a quorum is present.  Cumulative  voting in the election of Directors is expressly prohibited.

     .  VACANCIES AND NEW DIRECTORSHIPS3.5 VACANCIES AND NEW DIRECTORSHIPS.

Vacancies  and  newly  created directorships resulting from any increase in the authorized number of  Directors  elected by all the stockholders having the right to vote as a single class may  be  filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum,

or  by  a  sole  remaining  Director,  or  by  the requisite  vote  of  the stockholders  at  an annual meeting of the stockholders  or  at  a  special meeting of the stockholders  called  for that purpose, and the Directors so elected shall hold office until their successors are elected and qualified.

If the holders of any class or classes  of  stock or series of stock of the

Corporation are entitled to elect one or more  Directors by the Certificate of Incorporation or Certificate of Designations applicable to such class or series, vacancies and newly created directorships  of such class or classes or  series  may be filled by a majority of the Directors  elected  by  such class or classes  or  series thereof then in office, or by a sole remaining

Director so elected, and  the  Directors so elected shall hold office until the next election of the class for  which  such  Directors  shall have been

chosen,  and  until  their successors shall be elected and qualified.   For

purposes of these Bylaws,  a  "vacancy"  shall  be  defined  as an unfilled directorship  arising by virtue of the death, resignation or removal  of  a

Director theretofore  duly  elected to serve in such capacity in accordance with the relevant provisions of these Bylaws.

     .    REMOVAL3.6     REMOVAL.   Any  Director may be removed either for

or  without  cause  at  any  duly convened special  or  annual  meeting  of stockholders, by the affirmative  vote of a majority in number of shares of the stockholders present in person  or by proxy at any meeting and entitled to vote for the election of such Director,  provided notice of intention to act  upon  such matter shall have been given in  the  notice  calling  such meeting.

     .    MEETINGS3.7    MEETINGS.   The meetings of the Board of Directors

shall be held and conducted subject to the following regulations:

          () PLACE(A) PLACE. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Delaware, as may be specified in the respective notices, or waivers of notice, thereof.

() ANNUAL MEETING(B) ANNUAL MEETING. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either within or without the State of Delaware), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

     () REGULAR MEETINGS(C) REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

     () SPECIAL MEETINGS(D) SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer or President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram, telex or facsimile transmission and delivery. Special meetings of the Board of Directors shall be called by the Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or Secretary in like manner and on like notice on the written request of two (2) Directors.

     () NOTICE AND WAIVER OF NOTICE(E) NOTICE AND WAIVER OF NOTICE. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     () QUORUM(F) QUORUM. At all meetings of the Board of Directors, a majority of the number of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     () REQUISITE VOTE(G) REQUISITE VOTE. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute, the Certificate of Incorporation or these Bylaws.

 .    ACTION WITHOUT MEETINGS3.8    ACTION    WITHOUT    MEETINGS.    Unless

otherwise restricted by the Certificate of Incorporation  or  these Bylaws,

any action required or permitted by law to be taken at any meeting  of  the

Board  of  Directors,  or  any  committee  thereof,  may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case  may  be,  and  such written  consent  is  filed  in  the minutes or proceedings of the Board of

Directors or committee.

     .    COMMITTEES3.9  COMMITTEES.   Committees  designated and appointed

by the Board of Directors shall function subject to  and in accordance with the following regulations and procedures:

          ()   DESIGNATION AND APPOINTMENT(A)     DESIGNATION           AND
     APPOINTMENT. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

          () MEMBERS; ALTERNATE MEMBERS; TERMS(B) MEMBERS; ALTERNATE MEMBERS; TERMS. Each committee thus designated and appointed shall consist of one or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the Chief
     Executive Officer of the Company. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

          () AUTHORITY(C) AUTHORITY. Each committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

          ()   RECORDS(D)     RECORDS.  Each  such committee shall keep and
     maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

          () CHANGE IN NUMBER(E) CHANGE IN NUMBER. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

          () VACANCIES(F) VACANCIES. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this
     Section 3.9.

() REMOVAL(G) REMOVAL. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

     ()   MEETINGS(H)    MEETINGS.   The time, place and notice (if any) of
committee meetings shall be determined by the members of such committee.

     () QUORUM; REQUISITE VOTE(I) QUORUM; REQUISITE VOTE. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

     () COMPENSATION(j) COMPENSATION. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.10 hereof.

     () ACTION WITHOUT MEETINGS(K) ACTION WITHOUT MEETINGS. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

     ()   RESPONSIBILITY(L)   RESPONSIBILITY.       Notwithstanding     any
provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

 .    COMPENSATION.10     COMPENSATION.   By  appropriate  resolution of the

Board of Directors, the Directors may be reimbursed their expenses, if any,

of attendance at each meeting of the Board of Directors and  may  be paid a fixed sum (as determined from time to time by the vote of a majority of the

Directors  then  in office) for attendance at each meeting of the Board  of

Directors or a stated  salary  as Director, or both.  No such payment shall preclude any Director from serving  the Corporation in another capacity and receiving compensation therefor.  Members of special or standing committees may,  by  appropriate resolution of the  Board  of  Directors,  be  allowed similar reimbursement  of expenses and compensation for attending committee meetings.

     .    MAINTENANCE OF RECORDS3.11    MAINTENANCE    OF   RECORDS.    The

Directors may keep the books and records of the Corporation, except such as are  required  by  law to be kept within the State, outside  the  State  of

Delaware or at such  place  or  places  as  they  may,  from  time to time,

determine.

     . INTERESTED DIRECTORS AND OFFICERS3.12 INTERESTED    DIRECTORS    AND

OFFICERS.  No contract or other transaction between the Corporation and one or  more of its Directors or officers, or between the Corporation  and  any firm  of  which  one  or  more  of its Directors or officers are members or employees, or in which they are interested,  or between the Corporation and any corporation or association of which one or  more  of  its  Directors or officers  are stockholders, members, directors, officers, or employees,  or in which they  are  interested,  shall  be void or voidable solely for this reason, or solely because of the presence  of such Director or Directors or officer  or  officers  at  the meeting of the Board  of  Directors  of  the

Corporation,  which acts upon,  or  in  reference  to,  such  contract,  or transaction, if  (a)  the  material  facts of such relationship or interest shall be disclosed or known to the Board  of  Directors  and  the  Board of

Directors shall, nevertheless in good faith, authorize, approve and  ratify such  contract  or  transaction  by  a  vote of a majority of the Directors present, such interested Director or Directors to be counted in determining whether  a  quorum is present, but not to be  counted  in  calculating  the majority of such  quorum  necessary  to  carry  such vote; (b) the material facts of such relationship or interest as to the  contract  or  transaction are  disclosed  or  are known to the stockholders entitled to vote thereon,

and the contract or transaction  is  specifically approved in good faith by the vote of the stockholders; or (c) the contract or transaction is fair to the Corporation as of the time it is authorized,  approved  or  ratified by

the  Board  of  Directors,  a  committee thereof or the stockholders.   The

provisions  of  this Section shall  not  be  construed  to  invalidate  any contract or other  transaction  which  would  otherwise  be valid under the common and statutory law applicable thereto.

                             ARTICLE

                         NOTICESARTICLE 4    NOTICES

     .    METHOD OF NOTICE4.1 METHOD   OF  NOTICE.   Whenever   under   the

provisions of the General Corporation Law of Delaware or of the Certificate

of Incorporation or of these Bylaws, notice  is required to be given to any

Director or stockholder, it shall not be construed to mean personal notice,

but such notice may be given in writing and delivered  personally,  through the  United  States mail, by a recognized delivery service (such as Federal

Express)  or  by  means  of  telegram,  telex  or  facsimile  transmission,

addressed to such  Director  or  stockholder,  at  his  address or telex or facsimile  transmission number, as the case may be, as it  appears  on  the records of the  Corporation,  with  postage and fees thereon prepaid.  Such notice shall be deemed to be given at  the  time  when  the  same  shall be deposited in the United States Mail or with an express delivery service  or

when   transmitted   by  telex  or  facsimile  transmission  or  personally

delivered, as the case may be.

     . WAIVER4.2 WAIVER.   Whenever  any  notice whatever is required to be

given under the provisions of the General Corporation  Law  of  Delaware or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled  to such notice,  whether  before  or after the time stated therein, shall be deemed

equivalent to the giving of  such  notice.   Attendance  by  such person or

persons,  whether  in  person or by proxy, at any meeting requiring  notice shall constitute a waiver  of  notice  of  such  meeting, except where such person  attends the meeting for the express purpose  of  objecting  to  the transaction  of  any business because the meeting is not lawfully called or convened.

                             ARTICLE

                   OFFICERS AND AGENTSARTICLE 5   OFFICERS AND AGENTS

     .    DESIGNATION5.1 DESIGNATION.   The  officers  of  the  Corporation

shall be chosen by the Board of Directors and shall consist of the  offices of:

          ()   Chairman  of  the  Board,  Vice Chairman of the Board, Chief
     Executive Officer, Chief Operating Officer, President, Vice President, Treasurer and Secretary; and

          ()   Such  other  offices and officers  (including  one  or  more additional Vice Presidents) and assistant officers and agents as the Board of Directors shall deem necessary.

     .    ELECTION OF OFFICERS5.2  ELECTION   OF  OFFICERS.   Each  officer

designated  in  Section  5.1(a) hereof shall be elected  by  the  Board  of

Directors on the expiration  of  the  term  of  office  of such officer, as herein provided, or whenever a vacancy exists in such office.  Each officer or agent designated in Section 5.1(b) above may be elected  by the Board of

Directors at any meeting.

     .    QUALIFICATIONS5.3   QUALIFICATIONS.  No officer or  agent need be

a stockholder of the Corporation or a resident of Delaware.  No  officer or

agent is required to be a Director, except the Chairman of the Board.   Any

two or more offices may be held by the same person.

     .    TERM OF OFFICE5.4   TERM  OF  OFFICE.  Unless otherwise specified

by the Board of Directors at the time of election or appointment, or by the express provisions of an employment contract  approved  by  the  Board, the term of office of each officer and each agent shall expire on the  date  of the  first  meeting  of  the  Board  of Directors next following the annual meeting of stockholders each year.  Each  such  officer  or  agent,  unless elected  or  appointed  to  an  additional  term,  shall  serve  until  the expiration of the term of his office or, if earlier, his death, resignation or removal.

     . AUTHORITY.5  AUTHORITY.    Officers   and  agents  shall  have  such

authority and perform such duties in the management  of  the Corporation as are provided in these Bylaws or as may be determined by resolution  of  the

Board of Directors not inconsistent with these Bylaws.

     .    REMOVAL5.6     REMOVAL.    Any   officer   or  agent  elected  or

appointed by the Board of Directors may be removed with or without cause by the Board of Directors whenever in its judgment the best  interests  of the

Corporation  will  be  served  thereby.   Such  removal  shall  be  without

prejudice  to  the  contract  rights,  if  any,  of  the person so removed.

Election or appointment of an officer or agent shall not  of  itself create contract rights.

     .    VACANCIES5.7   VACANCIES.  Any vacancy occurring in any office of

the  Corporation  (by  death,  resignation, removal or otherwise) shall  be filled by the Board of Directors.

     .    COMPENSATION.8 COMPENSATION.   The  compensation  of all officers

and agents of the Corporation shall be fixed from time to time by the Board of Directors.

     .    CHAIRMAN OF THE BOARD5.9 CHAIRMAN OF THE BOARD.  The  Chairman of

the  Board shall be chosen from among the Directors.  The Chairman  of  the

Board shall have the power to call special meetings of the stockholders and of the  Directors  for any purpose or purposes, and he shall preside at all meetings of the stockholders  and  Board  of  Directors, unless he shall be absent or unless he shall, at his election, designate  the Vice Chairman to preside in his stead.  The Chairman of the Board shall advise  and  counsel the  Vice  Chairman  of  the  Board,  the Chief Executive Officer and other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required  of him from time to time by the

Board of Directors.

     . VICE CHAIRMAN.10  VICE CHAIRMAN.  The  Vice  Chairman shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and, in the absence of the Chairman  of the Board,

the Vice Chairman shall preside at all meetings of the Board of  Directors.

The  Vice  Chairman  shall  advise  and  counsel  the other officers of the

Corporation and shall exercise such powers and perform such duties as shall be  assigned  to  or  required of him from time to time  by  the  Board  of

Directors.  The Vice Chairman  shall  be  authorized  to execute promissory notes,  bonds, mortgages and other contracts requiring a  seal,  under  the seal of the  Corporation,  except  where required or permitted by law to be otherwise  executed  and  except  where  the  execution  thereof  shall  be expressly delegated by the Board of  Directors  to  some  other  officer or agent of the Corporation.

     .    CHIEF EXECUTIVE OFFICER5.11   CHIEF  EXECUTIVE OFFICER.   Subject

to the supervision of the Board of Directors, the  Chief  Executive Officer

shall  have general supervision, management, direction and control  of  the business  and  affairs of the Corporation and shall see that all orders and resolutions of the  Board  of Directors are carried into effect.  The Chief

Executive  Officer may execute  contracts,  including  sales  and  purchase contracts, having a limited duration or effective maturity of less than one year.  In the  absence  of the Chairman of the Board and the Vice Chairman,

the  Chief  Executive  Officer   shall  preside  at  all  meetings  of  the

stockholders and the Board of Directors.  The Chief Executive Officer shall be ex officio a member of the Executive  Committee, if any, of the Board of

Directors.  The Chief Executive Officer shall  have  the general powers and duties  of  management  usually  vested  in  the office of chief  executive officer of a corporation and shall perform such  other  duties  and possess such other authority and powers as the Board of Directors may from  time to time prescribe.

     .    [RESERVED]5.12 [RESERVED].

     . CHIEF OPERATING OFFICER5.13 CHIEF OPERATING OFFICER.  Subject to the

supervision of the Chairman of the Board, the Chief Operating Officer shall have  general  supervision of the day to day operations of the Corporation.

The Chief Operating  Officer  shall be ex officio a member of the Executive

Committee, if any, of the Board  of Directors.  The Chief Operating Officer

shall have the general powers and  duties  of  management usually vested in the office of chief operating officer of a corporation  and  shall  perform such  other  duties  and  possess  such  other  authority and powers as the

Chairman  of  the  Board  and  Board of Directors may  from  time  to  time prescribe.

     .    PRESIDENT.14   PRESIDENT.   In  the  absence or disability of the

Chief Operating Officer, the President shall perform  all  of the duties of the  Chief Operating Officer and when so acting shall have all  the  powers and be  subject  to  all the restrictions upon the Chief Operating Officer,

including the power to  sign  all instruments and to take all actions which the Chief Operating Officer is  authorized  to  perform  by  the  Board  of

Directors  or  the Bylaws.  The President shall have the general powers and duties vested in the office of President as the Board of Directors may from time to time prescribe  or  as the Chief Executive Officer may from time to time delegate.

     .    VICE PRESIDENTS5.15 VICE  PRESIDENTS.   The Vice President, or if

there shall be more than one, the Vice Presidents in  the  order determined by  the  requisite vote of the Board of Directors, shall, in the  prolonged absence or disability of the President, perform the duties and exercise the powers of  the  President and shall perform such other duties and have such other powers as the  Board  of Directors may from time to time prescribe or as the Chief Executive Officer  may  from time to time delegate.  The Board of Directors may designate one or more  Vice  Presidents  as Executive Vice

Presidents or Senior Vice Presidents.

     . SECRETARY.16 SECRETARY.  The Secretary shall attend  all meetings of the  Board  of  Directors  and  all  meetings  of  the stockholders of  the

Corporation and record all proceedings of the meetings  of  the Corporation and of the Board of Directors in a book to be maintained for  that  purpose and  shall  perform  like duties for the standing committees when required.

The Secretary shall give,  or  cause to be given, notice of all meetings of the stockholders and special meetings  of the Board of Directors, and shall perform such other duties as may be prescribed  by  the Board of Directors,

Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer,

Chief Operating Officer or President.  The Secretary  shall have custody of the  corporate seal of the Corporation, and he, or an Assistant  Secretary,

shall  have  authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of

such  Assistant  Secretary.   The  Board  of  Directors  may  give  general

authority  to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

     .    ASSISTANT SECRETARIES5.17     ASSISTANT     SECRETARIES.      The

Assistant   Secretary,  or  if  there  be  more  than  one,  the  Assistant

Secretaries in the order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the  Secretary  and shall perform such other duties and have such other powers as the Board of  Directors  may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

     . TREASURER.18 TREASURER.  The Treasurer  shall be the chief financial officer  of  the Corporation and shall have the custody  of  the  corporate funds and securities  and shall keep full and accurate accounts of receipts and disbursements in books  belonging  to the Corporation and shall deposit all moneys and other valuable effects in  the name and to the credit of the

Corporation  in such depositories as may be  designated  by  the  Board  of

Directors.  The  Treasurer  shall  disburse the funds of the Corporation as may be ordered by the Board of Directors,  taking  proper vouchers for such disbursements, and shall render to the Chief Executive Officer and Chairman of the Board and the Board of Directors, at its regular  meetings,  or when the  Board of Directors so requires, an account of all his transactions  as

Treasurer  and  of the financial condition of the Corporation.  If required by the Board of Directors,  the Treasurer shall give the Corporation a bond in such sum and with such surety  or  sureties  as shall be satisfactory to the Board of Directors for the faithful performance  of  the  duties of his office  and  for the restoration to the Corporation, in case of his  death,

resignation, retirement  or  removal  from  office,  of  all books, papers,

vouchers, money, and other property of whatever kind in his  possession  or under  his  control  owned by the Corporation.  The Treasurer shall perform such other duties and  have such other authority and powers as the Board of

Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

     .    ASSISTANT TREASURERS5.19 ASSISTANT   TREASURERS.   The  Assistant

Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors,  shall,  in  the absence or disability of the Treasurer, perform the duties and exercise the  powers of the  Treasurer  and  shall  perform  such  other duties and have such other powers as the Board of Directors may from time  to time prescribe or as the

Chief Executive Officer may from time to time delegate.

                             ARTICLE

                     INDEMNIFICATIONARTICLE 6     INDEMNIFICATION

 .    MANDATORY INDEMNIFICATION6.1  MANDATORY INDEMNIFICATION.   Each person

who was or is made a party or is threatened to be made a party, or  who was or is a witness without being named a party, to any threatened, pending  or completed  action,  claim,  suit  or  proceeding,  whether civil, criminal,

administrative  or investigative, any appeal in such  an  action,  suit  or proceeding, and any  inquiry  or  investigation  that could lead to such an action, suit or proceeding (a "Proceeding"), by reason  of  the  fact  that such  individual  is  or  was  a Director or officer of the Corporation, or while a Director or officer of the  Corporation  is  or  was serving at the request  of  the  Corporation  as  a director, officer, partner,  venturer,

proprietor, trustee, employee, agent  or  similar  functionary  of  another corporation, partnership, trust, employee benefit plan or other enterprise,

shall  be indemnified and held harmless by the Corporation from and against any judgments,  penalties  (including excise taxes), fines, amounts paid in settlement and reasonable expenses  (including  court  costs and attorneys'

fees) actually incurred by such person in connection with  such  Proceeding if it is determined that he acted in good faith and reasonably believed (i)

in  the  case  of  conduct  in  his  official  capacity  on  behalf  of the

Corporation that his conduct was in the Corporation's best interests,  (ii)

in  all other cases, that his conduct was not opposed to the best interests of the  Corporation,  and  (iii)  with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation  or  is  found liable on the basis

that  personal  benefit  was  improperly  received  by  such   person,  the

indemnification is limited to reasonable expenses actually incurred by such person  in connection with the Proceeding and shall not be made in  respect of any Proceeding  in  which  such  person shall have been found liable for willful or intentional misconduct in  the  performance  of  his duty to the

Corporation.   The  termination  of  any  Proceeding  by  judgment,  order,

settlement,  conviction,  or  upon  a  plea  of   nolo  contendere  or  its

equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation,  and, with respect to  any  Proceeding  which  is a criminal action, had reasonable  cause  to

believe that his conduct was  unlawful.   A  person shall be deemed to have

been found liable in respect of any claim, issue  or  matter only after the person  shall  have  been so adjudged by a court of competent  jurisdiction after exhaustion of all appeals therefrom.

     .    DETERMINATION OF INDEMNIFICATION6.2     DETERMINATION          OF

INDEMNIFICATION.   Any  indemnification  under  the  foregoing  Section 6.1

(unless ordered by a court of competent jurisdiction) shall be made  by the

Corporation  only  upon a determination that indemnification of such person is proper in the circumstances  by  virtue  of  the fact that it shall have been  determined  that  such  person  has  met the applicable  standard  of conduct.  Such determination shall be made (1)  by  a  majority  vote  of a quorum  consisting  of  Directors who at the time of the vote are not named defendants or respondents  in  the Proceeding; (2) if such quorum cannot be obtained, by a majority vote of  a  committee  of  the  Board of Directors,

designated to act in the matter by a majority of all Directors,  consisting of  two  or  more  Directors  who  at  the  time  of the vote are not named defendants or respondents in the Proceeding; (3) by  special  legal counsel

(in a written opinion) selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this  Section,

or,  if  such  quorum  cannot  be  established,  by  a majority vote of all

Directors (in which Directors who are named defendants  or  respondents  in the  Proceeding  may  participate);  or  (4)  by  the  stockholders  of the

Corporation  in  a  vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

     . ADVANCE OF EXPENSES6.3 ADVANCE  OF  EXPENSES.   Reasonable expenses,

including court costs and attorneys' fees, incurred by a  person who was or is  a  witness  or  who was or is named as a defendant or respondent  in  a

Proceeding, by reason of the fact that such individual is or was a Director or officer of the Corporation,  or  while  a  Director  or  officer  of the

Corporation  is  or  was  serving  at  the  request of the Corporation as a director, officer, partner, venturer, proprietor,  trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit  plan  or  other  enterprise, shall be paid by the  Corporation  at

reasonable  intervals  in  advance   of   the  final  disposition  of  such

Proceeding, and without the determination set  forth  in  Section 6.2, upon receipt by the Corporation of a written affirmation by such  person  of his good  faith  belief  that  he has met the standard of conduct necessary for indemnification under this Article  6,  and  a written undertaking by or on behalf  of  such  person  to repay the amount paid  or  reimbursed  by  the

Corporation if it is ultimately  determined  that  he is not entitled to be

indemnified  by  the  Corporation as authorized in this  Article  6.   Such

written undertaking shall  be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

     .    PERMISSIVE INDEMNIFICATION6.4 PERMISSIVE   INDEMNIFICATION.   The

Board  of  Directors  of the Corporation may authorize the  Corporation  to indemnify employees or  agents  of  the  Corporation,  and  to  advance the reasonable expenses of such persons, to the same extent, following the same determinations  and  upon  the  same  conditions  as  are  required for the indemnification of and advancement of expenses to Directors and officers of the Corporation.

     .  NATURE  OF  INDEMNIFICATION6.5  NATURE  OF  INDEMNIFICATION.    The

indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may  be  entitled under the Certificate of Incorporation, these Bylaws, any agreement,  vote  of  stockholders or disinterested Directors or otherwise,

both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who  has  ceased to be a  Director,  officer,  employee  or  agent  of  the

Corporation  and  shall  inure  to  the benefit of the heirs, executors and administrators of such person.

     . INSURANCE.6  INSURANCE.  The Corporation  shall  have  the power and authority  to  purchase  and  maintain insurance or another arrangement  on behalf of any person who is or  was  a Director, officer, employee or agent of  the  Corporation,  or  who is or was serving  at  the  request  of  the

Corporation as a director, officer, partner, venturer, proprietor, trustee,

employee, agent, or similar  functionary  of  another  foreign  or domestic

corporation,   partnership,  joint  venture,  sole  proprietorship,  trust,

employee benefit  plan  or  other enterprise, against any liability, claim,

damage, loss or risk asserted  against  such  person  and  incurred by such person in any such capacity or arising out of the status of  such person as such,  irrespective  of  whether  the  Corporation would have the power  to indemnify and hold such person harmless  against  such  liability under the provisions hereof.  If the insurance or other arrangement  is with a person or  entity  that  is  not  regularly  engaged  in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation  would not have the power to  indemnify  the  person  only if including coverage for  the  additional liability  has  been  approved by  the  stockholders  of  the  Corporation.

Without limiting the power  of  the  Corporation to procure or maintain any kind  of  insurance or other arrangement,  the  Corporation  may,  for  the benefit of persons indemnified by the Corporation, (1) create a trust fund;

(2)  establish  any  form  of  self-insurance;  (3)  secure  its  indemnity obligation  by  grant of a security interest or other lien on the assets of the Corporation;  or  (4) establish a letter of credit, guaranty, or surety

arrangement.   The  insurance   or   other  arrangement  may  be  procured,

maintained, or established within the  Corporation  or  with any insurer or other  person  deemed appropriate by the Board of Directors  regardless  of whether all or part  of  the  stock  or  other securities of the insurer or other person are owned in whole or part by the Corporation.  In the absence of  fraud,  the judgment of the Board of Directors  as  to  the  terms  and conditions of  the  insurance  or other arrangement and the identity of the

insurer  or  other  person  participating   in  the  arrangement  shall  be

conclusive and the insurance or arrangement shall not be voidable and shall not  subject  the  Directors  approving  the insurance  or  arrangement  to liability, on any ground, regardless of whether the Directors participating in the approval is a beneficiary of the insurance or arrangement.

     .    NOTICE6.7 NOTICE.  Any indemnification  or advance of expenses to a  present or former Director or officer of the Corporation  in  accordance with this Article 6 shall be reported in writing to the stockholders of the

Corporation  with  or  before  the  notice  or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within  the  next  twelve  month period immediately following the indemnification or advance.

                             ARTICLE

       STOCK CERTIFICATES AND TRANSFER REGULATIONSARTICLE 7 STOCK

CERTIFICATES AND TRANSFER REGULATIONS

 .    DESCRIPTION OF CERTIFICATES7.1     DESCRIPTION  OF  CERTIFICATES.  The

shares  of  the  capital  stock of the Corporation shall be represented  by certificates in the form approved  by  the Board of Directors and signed in the name of the Corporation by the Chairman  of the Board, Vice Chairman of

the Board, Chief Executive Officer, Chief Operating Officer, President or a

Vice  President  and  the  Secretary  or  an  Assistant  Secretary  of  the

Corporation,  and sealed with the seal of the Corporation  or  a  facsimile thereof.  Each  certificate shall state on the face thereof the name of the holder, the number  and  class  of  shares, the par value of shares covered thereby or a statement that such shares  are  without  par  value, and such other matters as are required by law.  At such time as the Corporation  may be  authorized  to  issue  shares of more than one class, every certificate shall set forth upon the face  or  back  of such certificate a statement of the  designations, preferences, limitations  and  relative  rights  of  the shares  of  each  class authorized to be issued, as required by the laws of the State of Delaware,  or  may  state  that the Corporation will furnish a copy of such statement without charge to  the  holder  of  such certificate upon receipt of a written request therefor from such holder.

     .    ENTITLEMENT TO CERTIFICATES7.2     ENTITLEMENT  TO  CERTIFICATES.

Every holder of the capital stock in the Corporation shall  be  entitled to have a certificate signed in the name of the Corporation by the Chairman of the  Board,  Vice  Chairman  of  the  Board, Chief Executive Officer, Chief

Operating Officer, President or a Vice  President  and  the Secretary or an

Assistant  Secretary  of the Corporation, certifying the class  of  capital stock and the number of shares represented thereby as owned or held by such stockholder in the Corporation.

     . SIGNATURES7.3 SIGNATURES.   The  signatures  of  the Chairman of the

Board, Vice Chairman of the Board, Chief Executive Officer, Chief Operating

Officer, President, Vice President, Secretary or Assistant Secretary upon a certificate  may be facsimiles.  In case any officer or officers  who  have signed, or whose  facsimile  signature  or signatures have been placed upon any such certificate or certificates, shall  cease to serve as such officer or  officers  of the Corporation, whether because  of  death,  resignation,

removal or otherwise,  before  such  certificate or certificates are issued and  delivered by the Corporation, such  certificate  or  certificates  may nevertheless be adopted by the Corporation and be issued and delivered with the same effect as though the person or persons who signed such certificate or certificates  or  whose facsimile signature or signatures have been used thereon had not ceased  to  serve  as  such  officer  or  officers  of  the

Corporation.

     .    ISSUANCE OF CERTIFICATES7.4   ISSUANCE      OF      CERTIFICATES.

Certificates  evidencing  shares  of  its capital stock (both treasury  and authorized but unissued) may be issued  for  such  consideration  (not less than  par  value,  except for treasury shares which may be issued for  such consideration) and to  such persons as the Board of Directors may determine from time to time.  Shares shall not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     .    PAYMENT FOR SHARES7.5    PAYMENT  FOR  SHARES.  Consideration for

the issuance of shares shall be paid, valued and allocated as follows:

          () CONSIDERATION(A) CONSIDERATION. The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation), or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment of consideration for shares.

          ()   VALUATION(B)   VALUATION.   In  the  absence of fraud in the
     transaction, the determination of the Board of Directors as to the value of consideration received shall be conclusive.

          ()   EFFECT(c)  EFFECT.  When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

          ()   ALLOCATION OF CONSIDERATION(D)     ALLOCATION             OF
     CONSIDERATION. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.

 .    SUBSCRIPTIONS7.6    SUBSCRIPTIONS.  Unless otherwise provided in the

subscription agreement, subscriptions  of  shares, whether made before or after organization of the Corporation, shall  be  paid  in  full  in such installments  and  at  such times as shall be determined by the Board  of

Directors.  Any call made  by  the  Board  of  Directors  for  payment on subscriptions  shall  be  uniform as to all shares of the same class  and series.  In case of default  in  the  payment  of any installment or call when payment is due, the Corporation may proceed  to  collect  the amount due in the same manner as any debt due to the Corporation.

     .    RECORD DATE7.7 RECORD  DATE.   For  the  purpose of determining

stockholders  entitled  to  notice  of  or  to  vote  at any  meeting  of stockholders,  or  any  adjournment  thereof,  or entitled to  receive  a distribution  by the Corporation (other than a distribution  involving  a purchase or redemption  by the Corporation of any of its own shares) or a share dividend, or in order  to  make a determination of stockholders for any other proper purpose, the Board  of  Directors  may fix a record date for any such determination of stockholders, which record  date  shall not precede  the  date  upon  which the resolution fixing the record date  is adopted by the Board of Directors,  and  which  record  date shall not be more than sixty (60) days, and in the case of a meeting of  stockholders,

not  less  than  ten  (10) days prior to the date on which the particular action requiring such determination  of  stockholders is to be taken.  If no record date is fixed for the determination of stockholders entitled to notice  of  or  to  vote  at a meeting of stockholders,  or  stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the  Corporation of any of its own shares) or a share dividend, the date before  the  date on which notice of the meeting is mailed or the date on which the resolution  of  the Board of Directors declaring such distribution or share dividend is adopted, as the case may be,  shall  be  the record date for such determination  of  stockholders.

When a determination  of  stockholders entitled to vote at any meeting of

stockholders  has  been  made   as   provided   in   this  Section,  such

determination shall be applied to any adjournment thereof.

 .    REGISTERED OWNERS7.8     REGISTERED    OWNERS.    Prior    to    due

presentment  for  registration  of transfer of a  certificate  evidencing shares of the capital stock of the Corporation in the manner set forth in

Section 7.10 hereof, the Corporation  shall  be entitled to recognize the person registered as the owner of such shares  on its books (or the books of its duly appointed transfer agent, as the case  may  be) as the person exclusively  entitled  to  vote,  to  receive notices and dividends  with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be  bound or otherwise obligated to recognize  any claim, direct or indirect, legal  or  equitable,  to  such shares by any  other person, whether or not it shall have actual, express or other notice  thereof,  except  as  otherwise  provided by the laws of

Delaware.

     .    LOST, STOLEN OR DESTROYED CERTIFICATES7.9    LOST,   STOLEN  OR

DESTROYED CERTIFICATES.  The Corporation shall issue a new certificate in place  of  any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

          ()   PROOF OF LOSS(A)    PROOF   OF  LOSS.   Submits  proof  in
     affidavit form satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;

          () TIMELY REQUEST(B) TIMELY REQUEST. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          () BOND(C) BOND. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

          ()   OTHER REQUIREMENTS(d)    OTHER   REQUIREMENTS.   Satisfies
     any other reasonable requirements imposed by the Corporation.

In  the  event  a  certificate  has  been lost, apparently  destroyed  or wrongfully taken, and the registered owner  of record fails to notify the

Corporation within a reasonable time after he  has  notice  of such loss,

destruction, or wrongful taking, and the Corporation registers a transfer

(in  the manner hereinbelow set forth) of the shares represented  by  the certificate  before  receiving  such  notification, such prior registered owner of record shall be precluded from  making  any  claim  against  the

Corporation for the transfer required hereunder or for a new certificate.

     .    REGISTRATION OF TRANSFERS.10  REGISTRATION     OF    TRANSFERS.

Subject  to  the  provisions  hereof, the Corporation shall register  the transfer  of  a  certificate  evidencing  shares  of  its  capital  stock presented to it for transfer if:

          () ENDORSEMENT(a) ENDORSEMENT. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

          () GUARANTY AND EFFECTIVENESS OF SIGNATURE(B) GUARANTY AND EFFECTIVENESS OF SIGNATURE. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

          ()   ADVERSE CLAIMS(c)   ADVERSE  CLAIMS.   The Corporation has
     no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

          ()   COLLECTION OF TAXES(D)   COLLECTION    OF    TAXES.    Any
     applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

          ()   ADDITIONAL REQUIREMENTS SATISFIED(E)    ADDITIONAL
     REQUIREMENTS SATISFIED. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

 .    RESTRICTIONS ON TRANSFER AND LEGENDS ON CERTIFICATES7.11
RESTRICTIONS ON TRANSFER AND LEGENDS ON CERTIFICATES.

          () SHARES IN CLASSES OR SERIES(A) SHARES IN CLASSES OR SERIES. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

          () RESTRICTION ON TRANSFER(B) RESTRICTION ON TRANSFER. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

          () UNREGISTERED SECURITIES(c) UNREGISTERED SECURITIES. Any security of the Corporation, including, among others, any certificate evidencing shares of the capital stock of the Corporation or warrants to purchase shares of capital stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing the security shall bear substantially the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                        ARTICLE

                   GENERAL PROVISIONS8  GENERAL PROVISIONS

 .    DIVIDENDS8.1   DIVIDENDS.  Subject to the provisions of the General
     Corporation Law of Delaware, as amended, and the Certificate of Incorporation, dividends of the Corporation shall be declared and paid pursuant to the following regulations:

     () DECLARATION AND PAYMENT(A) DECLARATION AND PAYMENT. Dividends on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.

     () RECORD DATE(B) RECORD DATE. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopt the resolution declaring such dividend shall be the record date.

 .    RESERVES8.2    RESERVES.  There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, think proper to provide for contingencies, or to repair or maintain any property of the Corporation, or for such other purposes as the Board of Directors shall think beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

 .    BOOKS AND RECORDS8.3     BOOKS  AND  RECORDS.  The Corporation shall

maintain  correct and complete books and records  of  account  and  shall prepare and  maintain minutes of the proceedings of its stockholders, its

Board of Directors  and  each  committee  of its Board of Directors.  The

Corporation shall keep at its registered office  or  principal  place  of business,  or  at the office of its transfer agent or registrar, a record of original issuance  of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation

for registration or transfer.   Such  records shall contain the names and

addresses of all past and present stockholders  and  the number and class of the shares issued by the Corporation held by each.

     .    ANNUAL STATEMENT8.4 ANNUAL STATEMENT.  The Board  of  Directors

shall present at or before each annual meeting of stockholders a full and

clear   statement   of  the  business  and  financial  condition  of  the

Corporation, including  a  reasonably  detailed  balance sheet and income statement under current date.

 .    CONTRACTS AND NEGOTIABLE INSTRUMENTS8.5 CONTRACTS   AND   NEGOTIABLE

INSTRUMENTS.   Except  as otherwise provided by law or these Bylaws,  any contract or other instrument  relative to the business of the Corporation may be executed and delivered in  the  name of the Corporation and on its behalf by the Chairman of the Board, Vice  Chairman  of  the Board, Chief

Executive   Officer,   Chief  Operating  Officer  or  President  of   the

Corporation.  The Board  of  Directors may authorize any other officer or agent  of the Corporation to enter  into  any  contract  or  execute  and deliver  any  contract  in the name and on behalf of the Corporation, and such authority may be general  or  confined  to specific instances as the

Board of Directors may determine by resolution.  All bills, notes, checks or  other  instruments  for  the  payment of money  shall  be  signed  or countersigned by such officer, officers,  agent  or  agents  and  in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution of the Board of Directors.  Unless authorized to do so by these Bylaws or by the Board of Directors, no officer,  agent or employee shall have any power or authority to bind the Corporation  by any  contract  or  engagement,  or  to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

     .    FISCAL YEAR.6  FISCAL YEAR.  The fiscal year of the Corporation shall end on the Saturday closest to September 30.

     .    CORPORATE SEAL8.7   CORPORATE SEAL.  The Corporation seal shall

be in such form as may be determined by the Board of Directors.  The seal may  be used by causing it or a facsimile  thereof  to  be  impressed  or affixed or in any manner reproduced.

     .    RESIGNATIONS8.8     RESIGNATIONS.   Any  Director,  officer  or

agent  may  resign  his  office  or  position  with  the  Corporation  by delivering  written  notice  thereof  to  the Chairman of the Board, Vice

Chairman of the Board, Chief Executive Officer,  Chief Operating Officer,

President or Secretary.  Such resignation shall be  effective at the time specified therein, or immediately upon delivery if no  time is specified.

Unless  otherwise  specified  therein, an acceptance of such  resignation shall not be a necessary prerequisite of its effectiveness.

     .    AMENDMENT OF BYLAWS8.9   AMENDMENT OF BYLAWS.  These Bylaws may

be altered, amended, or repealed and new Bylaws adopted at any meeting of the Board of Directors or stockholders  at  which a quorum is present, by the affirmative vote of a majority of the Directors  or  stockholders, as the case may be, present at such meeting, provided notice of the proposed alteration,  amendment,  or  repeal  be contained in the notice  of  such meeting.

 .    CONSTRUCTION8.10    CONSTRUCTION.   Whenever the context so requires

herein,  the masculine shall include the feminine  and  neuter,  and  the singular shall  include  the  plural,  and conversely.  If any portion or provision of these Bylaws shall be held  invalid or inoperative, then, so far as is reasonable and possible:  (1) the  remainder  of  these  Bylaws shall be considered valid and operative, and (2) effect shall be given to the  intent  manifested  by  the  portion  or  provision  held invalid or inoperative.

     .    TELEPHONE MEETINGS.11    TELEPHONE   MEETINGS.    Stockholders,

Directors  or  members  of  any  committee  may hold any meeting of  such stockholders, Directors or committee by means  of conference telephone or similar communications equipment which permits all  persons participating in  the  meeting  to hear each other and actions taken at  such  meetings shall have the same  force  and  effect as if taken at a meeting at which

persons  were  present  and  voting in  person.   The  Secretary  of  the

Corporation shall prepare a memorandum  of  the  action taken at any such telephonic meeting.

     .    TABLE OF CONTENTS; CAPTIONS.12     TABLE OF CONTENTS; CAPTIONS.

The  table  of  contents  and  captions  used in these Bylaws  have  been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

     IN DUE CERTIFICATION WHEREOF, the undersigned,  being  the Secretary of PILGRIM'S PRIDE CORPORATION, confirms the adoption and approval of the foregoing Bylaws, effective as of the 30th day of September, 1998.
                               /s/ R. A. Cogdill
                              ___________________________________________
                              RICHARD A. COGDILL, Secretary